UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2014 (March 5, 2014)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
(Former name or former address, if changed since last report)
____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 5, 2014, Alpha Natural Resources, Inc. (the “Company”) issued a press release announcing that it entered into a consent decree (the “Consent Decree”) with the U.S. Environmental Protection Agency (“EPA”), the U.S. Department of Justice and three states regarding claims under the Clean Water Act. The Consent Decree resolves a complaint by the EPA and state agencies in Kentucky, Pennsylvania and West Virginia alleging that the Company’s mining affiliates in those states and in Tennessee and Virginia exceeded certain water discharge permit limits during the period 2006 to 2013. The complaint did not allege that the exceedances posed a risk to human health.
As part of the Consent Decree, the Company agreed to implement an integrated environmental management system and an expanded auditing/reporting protocol, install selenium and osmotic pressure treatment facilities at specific locations, and certain other measures. The Consent Decree also stipulates that the Company will pay $27.5 million in civil penalties, to be divided among the federal government and state agencies. The Company expects to make capital expenditures of approximately $160 million over the course of the next three years to achieve water quality compliance under certain water discharge permits issued by the state agencies represented in the Consent Decree.
The state agencies represented in the Consent Decree are the Kentucky Energy and Environment Cabinet, the Pennsylvania Department of Environmental Protection and the West Virginia Department of Environmental Protection. The Consent Decree has been filed with the U.S. District Court for the Southern District of West Virginia (the “Court”). It is subject to a public comment period and must be approved by the Court before it becomes effective.
A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
On March 5, 2014, the Company posted on its website a question and answer document regarding the Consent Decree, and this document was updated on March 6, 2014. A copy of the document is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press release dated March 5, 2014.
Exhibit 99.2	Question and answer document regarding the EPA Consent Decree as of March 6, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

March 7, 2014	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated March 5, 2014.
Exhibit 99.2	Question and answer document regarding the EPA Consent Decree as of March 6, 2014.